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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 9, 2002

                                Pegasystems Inc.
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             (Exact name of registrant as specified in its charter)

                                  Massachusetts
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                    (State of incorporation or organization)

            1-11859                                       04-2787865
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     (Commission File Number)                         (I.R.S. Employer
                                                      Identification No.)

                    101 Main Street, Cambridge, MA 02142-1590
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               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (617) 374-9600

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Item 5.  Other Events.

Pegasystems Inc. (the "Company") previously disclosed that in May 1999 the Boston office of the Securities and Exchange Commission's Division of Enforcement ("SEC") issued a Formal Order of Private Investigation of the Company and certain individuals, currently or formerly associated with the Company, related primarily to past accounting matters, financial reports, other public disclosures and trading activity in the Company's securities during 1997 and 1998. On April 9, 2002, the Company issued a press release announcing that it had been informed by the staff of the SEC on March 28, 2002 that the staff had terminated its investigation of the Company and such individuals, with no enforcement action being recommended. A copy of the press release is filed herewith as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.      Description
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99.1             Press Release issued by Pegasystems Inc. on April 9, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PEGASYSTEMS INC.

Date:  April 9, 2002               By: /s/ Richard Jones
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                                      Richard Jones
                                      President